UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


  Date of report (Date of earliest event reported): May 24, 2005 (May 18, 2005)

                         AMERICAN RETIREMENT CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

          Tennessee                   01-13031                   62-1674303
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 (State or Other Jurisdiction       (Commission               (I.R.S. Employer
       of Incorporation)            File Number)             Identification No.)

    111 Westwood Place, Suite 200
        Brentwood, Tennessee                                       37027
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (615) 221-2250
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

     On May 18, 2005, our shareholders approved an amendment to the American Retirement Corporation Associate Stock Purchase Plan to increase the number of shares of common stock authorized for issuance pursuant to the plan from 500,000 shares to 1,000,000 shares.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          AMERICAN RETIREMENT CORPORATION


                                          By: /s/ Bryan D. Richardson
                                              ----------------------------------
                                              Bryan D. Richardson
                                              Executive Vice President - Finance
                                              and Chief Financial Officer

Date: May 24, 2005